UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

 ___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2015

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DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
  _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On September 29, 2015, Diamond Foods, Inc. (“Diamond”) announced its financial results for the fiscal quarter and year ended July 31, 2015. A copy of the press release announcing those results is attached to this report as Exhibit 99.1. This information, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Diamond Foods, Inc., dated September 29, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: September 29, 2015	By:	/s/ Raymond P. Silcock
Name: Raymond P. Silcock
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Diamond Foods, Inc., dated September 29, 2015